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                                                                  EXHIBIT 99(ii)

                                 CERTIFICATION
           PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE
             UNITED STATES CODE AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-K of J.W. Mays, Inc. for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Alex Slobodin, Executive Vice President and Chief Financial Officer of J.W. Mays, Inc., hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. sec. 1350, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and po
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of J.W. Mays, Inc.


Dated: October 11, 2002

                                                 /s/ Alex Slobodin
                                            ------------------------------------
                                            Alex Slobodin
                                            Executive Vice President and
                                            Chief Financial Officer




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